Slide 1

Household International
Investor Presentation
HSBC Group WHQ, London
September 19, 2003

 Slide 2

This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc and Household. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report and Household's Annual Report on Form 10-K for the year ended December 31, 2002 as well as Household's Form 10-Q for the quarter ended June 30, 2003. Please further be advised that Regulation FD prohibits Household representatives from answering certain, specific questions during the Q&A session.

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AGENDA

- **Background and Overview**
- Business Model Drivers
- Integration Update
- Managing Credit Risk
- Financial Review
- Summary
- Q&A

HOUSEHOLD

- **Established in 1878**
- **Recognized leader in U.S. consumer lending**
  - Leading market share in all businesses
  - Leading brand names in consumer finance
  - Profitable and growing credit card businesses – private label and bank card
- **Extensive customer base and distribution network**
  - Over 53 million customers
  - Nationwide branch network, direct mail and e-commerce
  - Significant distribution through alliances and business partnerships
- **Consistent financial performance**
  - $1.6 billion of after-tax operating profits in 2002 after absorbing $333 million AG Settlement and $240 million loss on HB f.s.b. disposition
  - Disciplined and sustainable asset growth
  - Strong margins and returns on a total and risk-adjusted basis
- **Leads "Best Practices" in consumer finance**

HOUSEHOLD'S RECEIVABLES BY TYPE

June 30, 2003


International
9%
First Mortgage-Correspondent
15%
First Mortgage-Branch
21%
Second Mortgages
7%
PHL
4%
Personal Non-Credit Card
10%
MasterCard/Visa
15%
Private Label
12%
Auto
7%

$112.1 Billion [1]

[1] Excludes commercial and other receivables

HOUSEHOLD'S CUSTOMER BASE

Household's 53 million customers have the following characteristics:

- **Average age between 40–50**
- **Average household income between $45,000 and $60,000**
- **Average home value* between $120,000–$175,000**
- **Average auto value** between $12,000–$15,000**



Subprime 21%
Near Prime 13%
Prime 66%

Note: Based on outstanding domestic managed receivables as of June 30, 2003.

* U.S. real estate secured loan customers

** Auto finance customers

HOUSEHOLD

HOUSEHOLD'S CORE CUSTOMER IS THE MIDDLE INCOME

PROBABILITY OF DEFAULT

EXPECTED LOSS GIVEN DEFAULT

	Low	Medium	High
Low		Real Estate Secured – 1st Lien	
Medium		Real Estate Secured – 2nd Lien	Auto
High	Credit Card – GM Credit Card – UP Private Label	PHL Credit Card – Household Bank	Credit Card – Subprime Personal Non-Credit Card

(teal)	Subprime
(dark blue)	Near Prime
(white)	Prime

Probability of Default: Determined by internal scoring. General bands are as follows:
Low: >660
Medium: 580-660
High: <580

Expected loss given default: Charge-off severity
Low: <25%
Medium: 25% to 75%
High: >75%

HOUSEHOLD

HOUSEHOLD'S DISTRIBUTION CHANNELS

Over **1,700** Branch offices in 45 states in the United States; United Kingdom, Ireland and Canada

Over **140** retail merchants at **70,000** retail locations throughout the United States, United Kingdom and Canada

Over **4,500** active franchised auto dealerships throughout the United States

5,300 tax preparer relationships with approximately **14,000** outlets in the United States



Branch Offices
Retail Merchants
Tax Preparation Services
Internet
Alliance Relationships
Telesales Direct Mail
Corres-pondents
Auto Dealerships
Varied Distribution Channels

Over **200** correspondent relationships with mortgage bankers and **5,000** broker relationships through Decision One Mortgage

49 Internet web sites, including Household affiliate and merchant sites

HOUSEHOLD

HOUSEHOLD'S CONSUMER LENDING FRANCHISE
Nationwide Coverage and Well Diversified



West
U.S. Population 8%
Correspondent 8%
Consumer Finance 11%
MasterCard/Visa 7%
Private Label 6%
Auto 4%
Northeast
U.S. Population 11%
Correspondent 6%
Consumer Finance 11%
MasterCard/Visa 14%
Private Label 9%
Auto 4%
Midwest
U.S. Population 23%
Correspondent 23%
Consumer Finance 23%
MasterCard/Visa 24%
Private Label 27%
Auto 17%
Mid Atlantic
U.S. Population 13%
Correspondent 16%
Consumer Finance 15%
MasterCard/Visa 14%
Private Label 12%
Auto 15%
California
U.S. Population 12%
Correspondent 18%
Consumer Finance 15%
MasterCard/Visa 12%
Private Label 13%
Auto 12%
Southwest
U.S. Population 14%
Correspondent 8%
Consumer Finance 8%
MasterCard/Visa 11%
Private Label 14%
Auto 18%
Southeast
U.S. Population 19%
Correspondent 27%
Consumer Finance 17%
MasterCard/Visa 14%
Private Label 19%
Auto 26%

HOUSEHOLD

*Represents % distribution of managed consumer receivables as of December 31, 2002.

AGENDA

- Background and Overview
- **Business Model Drivers**
- Integration Update
- Managing Credit Risk
- Financial Review
- Summary
- Q&A

HOUSEHOLD

CHARACTERISTICS OF HOUSEHOLD'S BUSINESS MODEL

- Centralized approach to business
- Sales skills and culture
- Partnering skills and culture
- Low cost producer
- "Best in Class" technology
- Strong marketing and credit management analytics

CONSUMER LENDING OPERATING MODEL

- 1,315 distributed retail branches
- Direct lending channel
- 7 centralized collection, underwriting and appraisal facilities
- Centralized support functions:
  - Marketing
  - Human resources
  - Credit risk
  - Policy and compliance
  - Financial control

CONSUMER LENDING BUSINESS MIX

	6/30/03 Outstandings ($ Billions)	Percent of Total Outstandings
Real Estate		
First Lien	$24.1	56%
Second Lien	3.7	8
Total Real Estate	27.8	64
Personal Homeowner Loan (PHL)	4.7	11
Unsecured Loans	10.7	25
Product Total	$43.2	100%

HOUSEHOLD

CONSUMER LENDING KEY COMPETITIVE ADVANTAGES

- **Operating model**
  - Distributed branch network/Centralized support
  - Low cost producer
- **Credit risk and marketing approach**
  - Unique blend of both direct marketing and credit risk analytical talent: focus is optimization of profit
  - Proprietary data marts for customer acquisition, risk and relationship management
- **Proprietary front-end sales engine: Vision**
  - "Next best lead" segmentation
  - Centralized control of the sales efforts
- **Collection management**
  - Technology
  - Solution-based approach

HOUSEHOLD

BRANCH CYCLE - REAL ESTATE



Marketing Distributes Mail-Based Leads Through LMS
Branch Does Outbound Calls and Handles Inbound Calls
Branch Prepares Customer Solution and Preliminary Application
Customer Brings in Documentation?
YES
NO
"TUD"
Branch Processes Application
Underwriting Gives Preliminary Approval
NO
"WTD"
Customer Wants to Continue?
NO
"TUD"
Order Appraisal and Title
Underwriting Gives Final Approval
YES
NO
"WTD"
Customer Wants to Continue?
YES
NO
"TUD"
Independent Loan Closing
Fund Loan

Elapsed Time - 20 days

Conversion - 10-15%

HOUSEHOLD

CONSUMER LENDING



Net Loan Account Growth
(in 000s)
1,500
1,000
500
0
(500)
(1,000)
982
1,456
1,068
(236)
(530)
(56)
390
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Jul - Aug '03

*The net loan account gains for 2002 exclude loan sales

HOUSEHOLD

CORRESPONDENT / WHOLESALE LENDING

- Acquirer of non-conforming loans through correspondents and mortgage brokers
- Approximately 2/3 of U.S. non-conforming loans are originated through mortgage brokers or correspondents
- Channel provides additional opportunity for real estate secured growth and is complementary to branches
- Focus is on relationship management and creating a sustainable "wholesale" distribution channel
  - 78% of originations are from contractual forward flow agreements
- Focus is on borrower credit quality and disciplined valuation
  - Acquired using risk-based pricing methodology
  - 88% of current production has prepayment penalties
  - Stringent underwriting matrix based on proprietary models
  - Each loan is re-underwritten
  - 82% execution of initial screens

HOUSEHOLD

CORRESPONDENT / WHOLESALE LENDING

Business Mix *($ in Billions)*		6/30/03 Outstandings	Percent of Total Outstandings
First Lien	Fixed	$ 5.6	27%
	ARM	11.3	55
		16.9	82
Second Lien		3.6	18
		$20.5	100%

HOUSEHOLD

CORRESPONDENT / WHOLESALE LENDING

Net Loan Account Growth



$ in Millions
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
1,507
1,329
749
862
1,639
1,875
1,072
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Jul - Aug '03

*The net loan account gains for 2002 exclude loan sales

HOUSEHOLD

CREDIT CARD SERVICES

MasterCard/Visa Receivables as of 6/30/2003


GM
41%
Union Plus
31%
Non-Prime
28%

Total outstandings $16.5 billion

YOY growth of 7%

HOUSEHOLD

CREDIT CARD SERVICES STRATEGY FOR PROFITABLE GROWTH

- True partnership approach
- Full spectrum lending
- Leverage of Household franchise
- Customer care orientation (Sales and Service)
- Conservative line assignment and management
- Risk-based pricing
- Analytically driven decision making (Marketing, Risk, Collections)

HOUSEHOLD

MODELS ARE CONTINUOUSLY VALIDATED WITH EXPERIENCE

Over 150 scorecards are in production today

- Leverage a suite of custom models
  - Risk and response models
  - Bankruptcy prediction models
  - Behavior scores
  - Transaction-based models
  - "Purpose-built" models
- Strict, well-documented control process governs the model development/validation process
  - Ensures statistical validity and legal/regulatory compliance

RETAIL SERVICES BUSINESS OVERVIEW

- Third largest third-party private label provider
- $13.5 billion managed receivables
- YOY growth of 18%
- Over 13 million active cardholders
- Over 70 active merchant relationships

OUR PORTFOLIO IS DIVERSIFIED



Consumer Electronics
31%
Furniture
21%
Rec Vehicle
18%
Misc
4%
Home
Products
9%
Discount
3%
Department Store
14%

June 30, 2003

HOUSEHOLD

PRIVATE LABEL CREDIT IS KEY TO RETAILERS
THE MARKET IS SIGNIFICANT

($ Billions)



+9%
$87.6
+.5%
$88.0
-1%
$87.2
+2%
$88.9
+4%
$92.5
-1%
$91.6
+1%
$92.5
'96
'97
'98
'99
'00
'01
'02

SOURCE: The Nilson Report

HOUSEHOLD

MARKET SHARE IS SHIFTING TO THIRD PARTIES



61%
39%
63%
37%
63%
37%
56%
44%
52%
48%
47%
53%
41%
59%
'96
'97
'98
'99
'00
'01
'02
Proprietary
3rd Party

Private Label Receivable Share

SOURCE: The Nilson Report

HOUSEHOLD

WE ARE MORE THAN JUST A CREDIT PARTNER

Household's Marketing Capabilities

Marketing Strategy/Consulting
- Customer needs/channel analysis
- Business strategy development
- Product innovation, eMarketing

CRM/Analytics
- Tailored/targeted Customer Relationship Management
- Loyalty program design and execution

Program Development/Execution
- Campaign design and execution
- In-house creative services
- Insurance/Enhancement services

Infrastructure Support
- Prospect data warehouse
- Loyalty program management
- Database and information

Retailer

Maximizing Sales and Profitability by:

- Retaining and growing the existing customer base
- Identifying and attracting new customers
- Driving value for all stakeholders
- Leveraging key marketing strengths of retailers and Household

Household complements retailers in-house marketing capabilities

HOUSEHOLD

AGENDA

- Background and Overview
- Business Model Drivers
- **Integration Update**
- Managing Credit Risk
- Financial Review
- Summary
- Q&A

HOUSEHOLD

INTEGRATION OVERVIEW

- 32 integration projects and teams established
- New organizational structure announced
- Efforts underway to "export Household model" globally
- Regulatory, audit, and compliance management on track
- Detailed financial forecasts support integration benefit

HOUSEHOLD

SUMMARY OF INTEGRATION BENEFITS

- Funding and liquidity benefits
- Technology cost savings and more effective, common platforms
- Full spectrum mortgage and consumer lending
- Credit card management
- Retail and insurance services
- UK operations
- Administrative cost savings

FUNDING AND LIQUIDITY BENEFITS

- Funding benefits arise from many sources
- Credit spreads - HFC 5-year new issue credit spread has tightened to Treasuries +85bps compared to 2H '02 average T +335bps
- Asset transfer - Approximately $25 billion of Household managed receivables available to transfer to HSBC Bank USA
- New funding - Received $8.2 billion year-to-date in funding from HSBC and clients
- Short-term liquidity - Commercial paper borrowings are higher; costs are lower; liquidity portfolio is lower
- Cost savings potential relative to over $160 million in fees paid in 2002

TECHNOLOGY

- North American technology organization combined into one service corporation under Household management
- HSBC will adopt Household credit card and mortgage systems
- Cost savings will be achieved from credit card conversions currently scheduled for U.S., U.K., Mexico, and Canada
- Telecom contracts have been renegotiated
- Consolidating data centers while improving back-up capabilities
- Achieving application development cost savings

FULL SPECTRUM MORTGAGE LENDING

- Access to HSBC funding allows Household to offer more price competitive products, improve conversion of loan applications and segment better credit quality customers
- Access to Household credit and marketing skills allows HSBC to expand its product range and improve profitability
- Management consolidated under Household
- Potential to be major industry player

	Portfolio 6/30/03	2003 Projected Origination
HSBC	$47 billion	$32 billion
Household	$50 billion	$20 billion
Estimated Market share:	1.4%	

- Progress to-date
  - Introduced 'near-prime' product in Household branches and correspondents
  - Introduced Household 'core' product to HSBC brokers
  - Piloting referral of HSBC retail turndowns to Household
  - Started Household retention program with HSBC product
- Will pilot Household 'prime' product and solicitation of HSBC non-prime customers

HOUSEHOLD

CREDIT CARD MANAGEMENT

- Global functional responsibility for credit cards assigned to Household
- HSBC Bank USA portfolio of $900 million to be combined with Household managed portfolio of $16.5 billion
- One common platform in 2004
- Integration will save HSBC outsourcing costs and can be absorbed with minimal Household cost
- Revenue and growth opportunities with Household expertise and HSBC brand

RETAIL AND INSURANCE SERVICES

- Revenue opportunities to target retailers who were reluctant to partner with a non-bank
- Early success with John Lewis Partnership and eBay
- In discussion with 21 potential partners
- Offering HSBC commercial banking services to Household merchants
- Combined North American insurance operations under Household
- Insurance administrative cost savings by improving certain lending related products and reducing overlaps
- Insurance revenue opportunities from cross-selling a broader product line

U.K. OPERATIONS

- Household to operate as a separate "monoline" brand but with close ties to HSBC
- Technology and treasury functions being integrated with HSBC with additional administrative consolidation in 2004
- Significant funding benefits
- Credit card management combined under Household
  - Improve marketing and risk management skills
  - Common platform in 2004 with related cost savings
- Substantial opportunity for cross-referral of customers between Household and HSBC
  - Cambridge branch pilot started in August

HOUSEHOLD

ADMINISTRATIVE COST SAVINGS

- Combined North American purchasing organizations and began renegotiating strategic sourcing arrangements
- Eliminating redundant staffing and streamlining administrative organizations
- Evaluating call center consolidation

"EXPORTING THE HOUSEHOLD MODEL"

- Initiative underway with HSBC Mexico
  - Remittance and cross-border pilot
  - Credit card marketing consultation
  - Substantial credit risk support and scorecard development
  - Technology and operation support and backup
- Initiatives underway with HSBC Brazil
  - Market evaluation
  - Credit risk personnel transfer
  - 'Buddy' system being implemented
- Coordinated expansion in Poland
- Process established to leverage "best practice" globally
- Discussions in early stages on other opportunities

HOUSEHOLD

REGULATORY, AUDIT AND COMPLIANCE MANAGEMENT

- All regulatory commitments related to the A.G. Settlement have been delivered to date and process established for future compliance
- Community affairs department created and specific plans developed
- Compliance organization aligned with Group direction
- Audit plans are being successfully implemented
- Group Standard and Functional Implementation manuals are being adopted

HOUSEHOLD

INTEGRATION SUMMARY

- Integration efforts well under way
- Appropriate management structure and resources in place to ensure success
- Steps being taken to "export Household model"
- Economic benefits are being realized

AGENDA

- Background and Overview
- Business Model Drivers
- Integration Update
- **Managing Credit Risk**
- Financial Review
- Summary
- Q&A

HOUSEHOLD

CREDIT QUALITY TREND



PERCENTAGE
7
6.5
6
5.5
5
4.5
4
3.5
3
2.5
2
'97
'98
'99
'00
'01
'02
1Q '03
2Q '03
4.64
4.90
4.66
4.20
4.46
5.24
5.36
5.30
3.84
4.29
4.13
3.64
3.73
4.28
4.75
4.89
Managed 2+ Delinquencies
Managed Chargeoffs

The above information includes non-GAAP financial measures and is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Please refer to our Form 8-K dated August 4, 2003 and our Form 10-Q for the period ended June 30, 2003, including footnote 12 to the financial statements that describes the adjustments made for non-GAAP information.

HOUSEHOLD

RISK ADJUSTED REVENUE


20000
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
'97
'98
'99
'00
'01
'02
1H'03
$10,671
$11,375
$11,518
$14,254
$15,925
$17,647***
$8,502
7.14%
7.07%
7.21%
7.40%
7.64%
7.18%***
7.22%
3.84%
4.29%
4.13%
3.64%
3.73%
4.28%
4.82%
Managed Revenue*
Consumer Managed Charge-offs
Managed Risk Adjusted Revenue**

*Managed Revenue = Finance and other interest income + total other revenues

**Managed Risk Adjusted Revenue = Managed risk adjusted revenue / Avg. managed interest earning assets

*** Excludes $378.2 million loss on disposition of Thrift assets and deposits

The above information includes non-GAAP financial measures and is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Please refer to our Form 8-K dated August 4, 2003 and our Form 10-Q for the period ended June 30, 2003, including footnote 12 to the financial statements, that describes the adjustments made for non-GAAP information.

HOUSEHOLD

STRONG BALANCE SHEET


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
'97
'98
'99
'00
'01
'02
2Q'03
$2.5
$2.5
$2.7
$3.2
$3.8
$5.1
$5.6
3.99
3.99
3.72
3.65
3.78
4.74
5.04
1.16
1.10
1.00
1.07
1.05
1.13
1.16
Managed Reserve Levels (Billions)
% of Managed Receivables
% of Nonperforming Receivables Coverage

The above information includes non-GAAP financial measures and is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Please refer to our Form 8-K dated August 4, 2003 and our Form 10-Q for the period ended June 30, 2003, including footnote 12 to the financial statements that describes the adjustments made for non-GAAP information.

HOUSEHOLD

LOWERING THE RISK PROFILE


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Unsecured
Real Estate Secured
69%
31%
56%
44%
'97
June 30, 2003

MEDIAN HOUSING PRICES



Median Housing Prices
1968 - Q2 2003 (1,2)
$ Thousands
250
225
200
175
150
125
100
75
50
25
0
68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03
Year
West
Midwest
Northeast

(1) Source: National Association of Realtors.
(2) Shaded areas represent recessionary periods as defined by the National Bureau of Economic Research.

HOUSEHOLD

HOUSEHOLD'S EXPOSURE TO THE HOUSING BUBBLE

Our view is that Household's exposure to a 'housing bubble' is reduced by several factors:

- Portfolio is geographically diverse, with approximately 20% in highly over-priced markets as defined by Economy.com Housing Monitor Q1 2003
- Median house value in our segment is below the national median of $163,100, and appreciation has been less
- 98% of houses securing our debt are single-family owner-occupied
- The average U.S. household spends 3 1/2 times their salary for their home*; Household customers are below this level

* FORTUNE Magazine, October 28, 2002

HOUSEHOLD

GROWTH IN CONSUMER DEBT



U.S. Consumer Debt Burden vs Mortgage Debt
household debt service payments as a percent of total disposable income vs mortgage debt to total debt (source: Federal Reserve)
(%)
(%)
15.0
14.5
14.0
13.5
13.0
12.5
12.0
11.5
11.0
72.0
70.0
68.0
66.0
64.0
62.0
60.0
58.0
56.0
Percent of mortgage debt to total debt (R)
Total Debt burden (L)
80q1
81q2
82q3
83q4
85q1
86q2
87q3
88q4
90q1
91q2
92q3
93q4
95q1
96q2
97q3
98q4
00q1
01q2
02q3

- The rise in US consumer debt burden is primarily due to the increase in mortgage debt associated with increased homeownership and refinancing

FOCUS ON BANKRUPTCY

- Household bankruptcy unit filings are up 9.2% year-over-year, adjusted for receivables growth
- Average $ per filing for unsecured product has been flat due to tightened underwriting and account management
- Percentage of $ filings in real estate product has increased, leading to higher delinquency. Reaffirmation rates mitigate loss severity

AGENDA

- Background and Overview
- Business Model Drivers
- Integration Update
- Managing Credit Risk
- **Financial Review**
- Summary
- Q&A

HOUSEHOLD

FINANCIAL REVIEW

KEY FINANCIALS - MANAGED BASIS

	Six Months Ended		
	6/30/03	6/30/02	% Change
Net Operating Earnings ($ Millions) [1]	$696.1	$998.4	-30%
Net Income ($ Millions) [2]	$619.4	$998.4	-38%
Receivable Growth (end of period, annualized)	9.45%	9.20%	3%
Net Interest Margin	8.76%	8.64%	1%
Consumer Chargeoffs	4.82%	4.17%	16%
2+ Delinquency	5.30%	4.53%	17%
Risk Adjusted Revenue	7.22%	7.35%	-2%
Efficiency Ratio, excluding merger related items [1]	35.0%	32.0%	9%

(1) Excludes purchase accounting adjustments, discontinuation of shortcut method of accounting for interest rate swaps and HSBC acquisition costs and other merger related items

(2) U.S. GAAP

The above information includes non-GAAP financial measures and is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Please refer to our Form 8-K dated August 4, 2003 and our Form 10-Q for the period ended June 30, 2003, including footnote 12 to the financial statements that describes the adjustments made for non-GAAP information

HOUSEHOLD

NET INCOME 2002 VS. 2003

(Managed basis, after-tax, $millions)

June 30, 2002 Net Income		$ 998
Revenue	$308	
Credit costs	(296)	12
Sub-total		1,010
Expenses		(175)
Sub-total		835
Securitization revenue		(139)
June 30, 2003 Net Operating Earnings		696
Purchase accounting adjustments	43	
Discontinuation of shortcut method of accounting for interest rate swaps	47	
Acquisition costs & other merger related items	(167)	(77)
June 30, 2003 Net Income YTD		$ 619

The above information includes non-GAAP financial measures and is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. Please refer to our Form 8-K dated August 4, 2003 and our Form 10-Q for the period ended June 30, 2003, including footnote 12 to the financial statements that describes the adjustments made for non-GAAP information.

HOUSEHOLD

SUMMARY

- Household is an established industry leader in consumer lending
- Household/HSBC integration is proceeding well and to deliver promised results
- Credit quality impacted by pace of U.S. recovery but portfolio and reserves are well-positioned
- Business fundamentals are improving after a difficult 2002